EXECUTION VERSION USActive 60301728.3 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, (this “Amendment”) dated as of March 27, 2024 (the “Amendment Date”), among NMFC SENIOR LOAN PROGRAM IV LLC, a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the “Collateral Manager”), NMFC SENIOR LOAN PROGRAM I LLC and NMFC SENIOR LOAN PROGRAM II LLC (each a “Guarantor Subsidiary”, collectively, the “Guarantor Subsidiaries”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”) and as a lender (the “Lender”). WHEREAS, the Borrower, the Collateral Manager, the Guarantor Subsidiaries, the Administrative Agent, the Lender, the other lenders party from time to time thereto and Wells Fargo Bank, National Association, as collateral custodian, are parties to the Loan and Security Agreement, dated as of May 5, 2021 (as amended from time to time prior to the date hereof, the “LSA”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and WHEREAS, the Borrower, the Collateral Manager, the Guarantor Subsidiaries, the Administrative Agent and the Lender desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA. ARTICLE II Amendments SECTION 2.1. As of the date of this Amendment, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the LSA attached as Appendix A hereto. USActive 60301728.3 2 ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above so long as the following conditions are satisfied: i. the execution and delivery of this Amendment by each party hereto; ii. the Administrative Agent’s receipt of a legal opinion of Dechert LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; iii. the Administrative Agent’s receipt of a good standing certificate of each Loan Party and the Collateral Manager issued by Secretary of State of the State of Delaware and a certified copy of the resolutions of the board of directors of the Collateral Manager approving this Amendment and the transactions contemplated hereby, certified by an authorized officer (or similar) of the Equityholders; and iv. all reasonable and documented out-of-pocket fees shall have paid to the Administrative Agent, in immediately available funds for its own account, any fees (including reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) to be received on the date hereof. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. USActive 60301728.3 3 SECTION 5.3. Ratification Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes. SECTION 5.4. Counterparts The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. SECTION 5.5. Headings The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. [Signature Page to Amendment No. 3 to Loan and Security Agreement (SLF IV)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NMFC SENIOR LOAN PROGRAM IV LLC, as the Borrower By: ____________________________________ Name: John R. Kline Title: Authorized Signatory NEW MOUNTAIN FINANCE CORPORATION, as Collateral Manager By: ____________________________________ Name: John R. Kline Title: Authorized Signatory NMFC SENIOR LOAN PROGRAM I LLC, as a Guarantor Subsidiary By: ____________________________________ Name: John R. Kline Title: Authorized Signatory NMFC SENIOR LOAN PROGRAM II LLC, as a Guarantor Subsidiary By: ____________________________________ Name: John R. Kline Title: Authorized Signatory DocuSign Envelope ID: 601BCB61-3670-4285-A5B0-71E7AA52191B

[Signature Page to Amendment No. 3 to Loan and Security Agreement (SLF IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director R. Beale Pope Managing Director APPENDIX A EXECUTION VERSION CONFORMED THROUGH AMENDMENT NO. 23 DATED AS OF FEBRUARY 14MARCH 27, 2024 Up to $400,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN FINANCE CORPORATION, (Collateral Manager) NMFC SENIOR LOAN PROGRAM IV LLC, (Borrower) NMFC SENIOR LOAN PROGRAM I LLC AND NMFC SENIOR LOAN PROGRAM II LLC, (Guarantor Subsidiaries) EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, (Lenders) WELLS FARGO BANK, NATIONAL ASSOCIATION, (Administrative Agent) and WELLS FARGO BANK, NATIONAL ASSOCIATION, (Collateral Custodian) Dated as of May 5, 2021 USActive 56057294.1356057294.15 TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS 2 Section 1.1. Certain Defined Terms. 2 Section 1.2. Other Terms. 41 Section 1.3. Computation of Time Periods. 41 Section 1.4. Interpretation. 4142 ARTICLE II. THE FACILITY 43 Section 2.1. Advances. 43 Section 2.2. Procedures for Advances by the Lenders. 4344 Section 2.3. Reduction of the Facility Amount; Optional Repayments. 4445 Section 2.4. Determination of Interest and Non-Usage Fee. 4546 Section 2.5. [Reserved]. 46 Section 2.6. Principal Repayments. 46 Section 2.7. Settlement Procedures. 46 Section 2.8. Alternate Settlement Procedures. 4849 Section 2.9. Collections and Allocations. 4950 Section 2.10. Payments, Computations, Etc. 51 Section 2.11. Fees. 5152 Section 2.12. Increased Costs; Capital Adequacy; Illegality. 52 Section 2.13. Taxes. 54 Section 2.14. Reinvestments and Discretionary Sales. 5758 ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES 59 Section 3.1. Conditions to Closing and Initial Advance. 59 Section 3.2. Conditions Precedent to All Advances. 6061 Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. 6263 ARTICLE IV. REPRESENTATIONS AND WARRANTIES 64 Section 4.1. Representations and Warranties of the Loan Parties. 64 Section 4.2. Representations and Warranties of the Loan Parties Relating to the Agreement and the Collateral. 7273 Section 4.3. Representations and Warranties of the Collateral Manager. 7374 USActive 56057294.1356057294.15

Section 4.4. Representations and Warranties of the Collateral Custodian. 7677 ARTICLE V. GENERAL COVENANTS 77 Section 5.1. Affirmative Covenants of the Loan Parties. 77 Section 5.2. Negative Covenants of the Loan Parties. 8283 Section 5.3. Affirmative Covenants of the Collateral Manager. 8485 Section 5.4. Negative Covenants of the Collateral Manager. 8789 Section 5.5. Affirmative Covenants of the Collateral Custodian. 8890 Section 5.6. Negative Covenants of the Collateral Custodian. 8990 ARTICLE VI. COLLATERAL MANAGEMENT 8990 Section 6.1. Designation of the Collateral Manager. 8990 Section 6.2. Duties of the Collateral Manager. 8991 Section 6.3. Authorization of the Collateral Manager. 9192 Section 6.4. Collection of Payments; Accounts. 9293 Section 6.5. Realization Upon Defaulted or Delinquent Loans. 9394 Section 6.6. Collateral Manager Compensation. 9395 Section 6.7. Payment of Certain Expenses by Collateral Manager. 9495 Section 6.8. Reports. 9495 Section 6.9. Annual Statement as to Compliance. 9596 Section 6.10. The Collateral Manager Not to Resign. 9596 Section 6.11. Collateral Manager Defaults. 9596 ARTICLE VII. THE COLLATERAL CUSTODIAN 9697 Section 7.1. Designation of Collateral Custodian. 9697 Section 7.2. Duties of Collateral Custodian. 9697 Section 7.3. Merger or Consolidation. 9899 Section 7.4. Collateral Custodian Compensation. 98100 Section 7.5. Collateral Custodian Removal. 99100 Section 7.6. Limitation on Liability. 99100 Section 7.7. Resignation of the Collateral Custodian. 100102 Section 7.8. Release of Documents. 101102 Section 7.9. Return of Underlying Instruments. 101102 Section 7.10. Access to Certain Documentation and Information Regarding the Collateral; Audits. 102103 USActive 56057294.1356057294.15 ARTICLE VIII. SECURITY INTEREST 102103 Section 8.1. Grant of Security Interest. 102103 Section 8.2. Release of Lien on Collateral. 103104 Section 8.3. Further Assurances. 104105 Section 8.4. Remedies. 104105 Section 8.5. Waiver of Certain Laws. 105106 Section 8.6. Power of Attorney. 105106 ARTICLE IX. EVENTS OF DEFAULT 106107 Section 9.1. Events of Default. 106107 Section 9.2. Remedies. 108109 ARTICLE X. INDEMNIFICATION 109110 Section 10.1. Indemnities by the Loan Parties. 109110 Section 10.2. Indemnities by the Collateral Manager. 112113 Section 10.3. Taxes. 112113 ARTICLE XI. THE ADMINISTRATIVE AGENT 112114 Section 11.1. Appointment. 112114 Section 11.2. Standard of Care; Exculpatory Provisions. 113114 Section 11.3. Administrative Agent’s Reliance, Etc. 114115 Section 11.4. Credit Decision with Respect to the Administrative Agent. 115116 Section 11.5. Indemnification of the Administrative Agent. 115116 Section 11.6. Successor Administrative Agent. 115117 Section 11.7. Delegation of Duties. 116117 Section 11.8. Payments by the Administrative Agent. 116117 Section 11.9. Collateral Matters. 116118 Section 11.10. Erroneous Payments. 117118 ARTICLE XII. MISCELLANEOUS 119120 Section 12.1. Amendments and Waivers. 119120 Section 12.2. Notices, Etc. 119120 Section 12.3. Ratable Payments. 119121 Section 12.4. No Waiver; Remedies. 120121 Section 12.5. Binding Effect; Benefit of Agreement. 120121 Section 12.6. Term of this Agreement. 120121 USActive 56057294.1356057294.15 Section 12.7. Governing Law. 120121 Section 12.8. Consent to Jurisdiction; Waiver of Objection to Venue; Waivers. 120122 Section 12.9. Costs and Expenses. 121122 Section 12.10. No Proceedings. 122123 Section 12.11. Recourse Against Certain Parties. 122123 Section 12.12. Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. 123124 Section 12.13. Confidentiality. 124125 Section 12.14. Execution in Counterparts; Severability; Integration. 125127 Section 12.15. Waiver of Setoff. 126127 Section 12.16. Status of Lenders; Assignments by the Lenders. 126127 Section 12.17. Heading and Exhibits. 128129 Section 12.18. Intent of the Parties. 128129 Section 12.19. Recognition of the U.S. Special Resolution Regimes. To the extent that this Agreement and/or any other Transaction Document constitutes a QFC, the Loan Parties agree with each Secured Party as of the Closing Date as follows: 128129 Section 12.20. Benchmark Replacement Settings 128130 ARTICLE XIII. GUARANTOR SUBSIDIARIES 129131 Section 13.1. Guarantee 129131 USActive 56057294.1356057294.15 ARTICLE I. DEFINITIONS Section 1.1. Certain Defined Terms. Certain capitalized terms used throughout this Agreement are defined in this Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings: “1940 Act”: The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “Account”: Any of the Collateral Account, the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account and any sub-accounts thereof reasonably deemed appropriate or necessary by the Securities Intermediary or the Administrative Agent for convenience in administering such accounts. “Accreted Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues. “Accrual Period”: With respect to (a) the first Payment Date, the period from and including the Closing Date to but excluding the Determination Date immediately preceding the first Payment Date, and (b) any subsequent Payment Date, the period from and including the Determination Date immediately preceding the previous Payment Date to but excluding the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Adjusted Borrowing Value”: For any Eligible Loan, on any date, an amount equal to the Assigned Value for such Eligible Loan on such date multiplied by the funded principal balance of such Loan (exclusive of Accreted Interest); provided that, the parties hereby agree that the Adjusted Borrowing Value of any Loan that is no longer an Eligible Loan shall be zero. “Administrative Agent”: Wells Fargo, in its capacity as administrative agent, together with its successors and assigns, including any successor appointed pursuant to Section 11.6. “Administrative Expenses”: All amounts (including indemnification payments) due or accrued and payable by the Loan Parties to any Person pursuant to any Transaction Document, including, but not limited to, any third party service provider to the Loan Parties, any Lender or the Collateral Custodian, any Approved Valuation Firm, accountants, agents and counsel of any of the foregoing for reasonable fees and expenses or any other Person in respect of any other reasonable fees, expenses, or other payments (including indemnification payments). “Advance”: The meaning specified in Section 2.1(a). “Advance Date”: With respect to any Advance, the date on which such Advance is made. “Advance Rate”: On any date of determination, 73.575.0%. USActive 56057294.1356057294.15

“Advances Outstanding”: On any day, the aggregate principal amount of all Advances outstanding on such day, after giving effect to all repayments of Advances and the making of new Advances on such day. “Affected Party”: The Administrative Agent, each Lender, all assignees and participants of each Lender and any sub-agent of the Administrative Agent. “Affiliate”: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that, for purposes of determining whether any Loan is an Eligible Loan or any Obligor is an Eligible Obligor, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor. For purposes of this definition, “control,” when used with respect to any specified Person means the possession, directly or indirectly, of the power to vote 20% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Aggregate Unfunded Exposure Amount”: On any date of determination, the sum of the Unfunded Exposure Amounts of all Loans included in the Collateral. “Agreement”: The meaning specified in the Preamble. “Anti-Corruption Laws”: (a) theThe U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Loan Parties, the Collateral Manager, the Equityholder or any of their respective Subsidiaries is located or doing business. “Anti-Money Laundering Laws”: Applicable Laws in any jurisdiction in which the Loan Parties, the Collateral Manager, the Equityholder or any of their respective Subsidiaries is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including temporary and final tax regulations), statutes, treaties, codes, ordinances, permits, certificates, licenses and orders of, and interpretations by, any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Spread”: For any day (a) unless an Event of Default is continuing, 1.701.90% and (b) during the continuance of an Event of Default, 3.353.55%. “Approval Notice”: A notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. USActive 56057294.1356057294.15 “Approved Valuation Firm”: Each valuation firm listed on Schedule II hereto, as the same may be updated from time to time by the Borrower with the prior written consent of the Administrative Agent in its sole discretion. “Assigned Value”: With respect to any Loan as of any date of determination, the lowest of (i) 100%, (ii) the Purchase Price with respect to such Loan, (iii) the value (expressed as a percentage of par) of such Loan as determined by the Administrative Agent with respect to such Loan on the later of (1) the Closing Date and (2) the initial acquisition of such Loan by a Loan Party, (iv) on any date following the occurrence of a Value Adjustment Event with respect to such Loan, the greater of (1) the value (expressed as a percentage of par) of such Loan as determined by the Administrative Agent with respect to such Loan and (2) the Market Value of such Loan (determined on a daily basis) and (v) if such Loan is a Defaulted Loan, 50% (or, if such Loan has been a Defaulted Loan for more than one year, 0%). OnAt any Business Daytime, the Borrower may request in writing, with respect toa revaluation of any Loan a reevaluation of such(other than a Loan subject to an ongoing Value Adjustment Event) with an Assigned Value of less than 100%, and upon such request the Administrative Agent may reevaluate, in its sole discretion, adjust the Assigned Value of such Loan in its sole discretionto the lesser of (i) the Administrative Agent’s discretionary Assigned Value (which for the avoidance of doubt, may not be less than the existing Assigned Value with respect to such Loan) and (ii) 100%; provided that, in connection with any such adjustment and with notice to the Borrower, the Administrative Agent may, in its sole discretion, reset the Original Cash Interest Coverage Ratio and the Original Net Senior Leverage Ratio for such Loan. After the occurrence or during the continuance of a Value Adjustment Event, the Borrower may request (or the Administrative Agent may apply absent such a request from the Borrower) an increase in the Assigned Value up to the Initial Assigned Value with respect to such Loan. “Availability”: At any time, an amount equal to the excess, if any, of (i) the Borrowing Base minus (ii) the Advances Outstanding on such day; provided that, at all times on and after the earliest to occur of the Revolving Period End Date, the Revolving Period Termination Date and the Termination Date, the Availability shall be zero. “Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account (including, without limitation, any Collections) as of the last day of the related Collection Period. “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate”: For any day, the rate per annum (rounded upward, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus 0.50% and (b) the Prime Rate in effect on such day. “BDC”: New Mountain Finance Corporation, a Delaware corporation that has elected to be regulated as a business development company under the 1940 Act. “Benchmark”: Initially, Daily Simple SOFR; provided that if a Benchmark Transition Event with respect to Daily Simple SOFR has occurred, then “Benchmark” means, with respect to the Obligations, interest, fees, commissions or other amounts payable, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 12.20. USActive 56057294.1356057294.15 on Schedule I to the Joinder Supplement relating to such Lender, as such amounts may be reduced, increased or assigned from time to time pursuant to the terms of this Agreement, and (b) on or after the earlier to occur of the Revolving Period End Date or the Termination Date, zero. “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (a) the amount of such reduction multiplied by (b) the applicable Commitment Reduction Percentage. “Commitment Reduction Percentage”: (a) On or prior to the one-year anniversary of the Third Amendment Closing Date, a percentage equal to 2.0%, (b) after the one-year anniversary of the Third Amendment Closing Date and on or prior to the two-year anniversary of the Third Amendment Closing Date, a percentage equal to the product of (i) the number of days remaining until the two-year anniversary of the Third Amendment Closing Date divided by 365 and (ii) 1.0%, and (c) after the two-year anniversary of the Third Amendment Closing Date, zero. “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Conforming Changes” means with respect to the use or administration of Daily Simple SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Accrual Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject. “Control”: the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Corporate Trust Office”: The designated corporate trust office of the Collateral Custodian specified on Annex A or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent. USActive 56057294.1356057294.15 “Federal Funds Rate”: For any day, a per annum rate equal to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent for such day (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. “Fee Letter”: The Fee Letter, dated as of the Third Amendment Closing Date, from the Borrower to Wells Fargo Bank, National Association, as the same may be amended, restated, modified or supplemented from time to time. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “Fitch”: Fitch Ratings, Inc. or any successor thereto. “Floor”: A rate of interest equal to 0.0%. “Foreign Lender”: A Lender that is not a U.S. Person. “Funding Date”: With respect to any Advance, the Business Day following the Business Day of receipt by the Administrative Agent and Lender of a Funding Notice and other required deliveries in accordance with Section 2.2. “Funding Notice”: A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2. “GAAP”: Generally accepted accounting principles as in effect from time to time in the United States. “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Guaranteed Amounts”: The meaning specified in Section 13.1(a). “Guarantor Subsidiaries”: The meaning specified in the Preamble. “Highest Required Investment Category”: (i) With respect to ratings assigned by Moody’s, “Aa2” or “P-1” for one (1) month instruments, “Aa2” and “P-1” for three (3) month instruments, “Aa3” and “P-1” for six (6) month instruments and “Aa2” and “P-1” for instruments with a term in excess of six (6) months, (ii) with respect to rating assigned by S&P, “A-1” for short-term instruments and “A” for long-term instruments, and (iii) with respect to USActive 56057294.1356057294.15 rating assigned by Fitch (if such investment is rated by Fitch), “F-1+” for short-term instruments and “AAA” for long-term instruments. “Increased Costs”: Any amounts that an Affected Party has notified the Borrower pursuant to Section 2.12(d) are required to be paid by any Loan Party to an Affected Party pursuant to Section 2.12. “Indebtedness”: With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument or other evidence of indebtedness customary for indebtedness of that type, (b) all obligations of such Person under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all indebtedness, obligations or liabilities of that Person in respect of derivatives, and (f) all obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in clauses (a) through (e) above. “Indemnified Amounts”: The meaning specified in Section 10.1(a). “Indemnified Parties”: The meaning specified in Section 10.1(a). “Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes. “Independent”: As to any Person, any other Person (including, in the case of an accountant or lawyer, a firm of accountants or lawyers, and any member thereof, or an investment bank and any member thereof) who (a) does not have and is not committed to acquire any material direct or any material indirect financial interest in such Person or in any Affiliate of such Person (other than the payment of any amounts as compensation for actual services rendered), and (b) is not connected with such Person as an officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. “Independent” when used with respect to any accountant may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants. “Independent Manager”: The meaning specified in Section 4.1(t)(xxv). “Indorsement”: The meaning specified in Section 8-102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning. “Ineligible Assignee”: Any private investment company, investment firm, investment partnership, private equity fund or other private equity investment vehicle. “Initial Assigned Value”: With respect to any Loan, the “Initial Assigned Value”, if any, set forth on the related Approval Notice by the Administrative Agent in its sole discretion, USActive 56057294.1356057294.15 USActive 56057294.1356057294.15 P IR = the Advances Outstanding on such day; and = or such higher percentage as may be notified by the Administrative Agent to the Collateral Manager in its sole discretion from time to time. “Insolvency Event”: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction over such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree, order or appointment shall remain unstayed and in effect for a period of sixty (60) consecutive days, (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, (c) the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or (d) the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing. “Insolvency Laws”: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally. “Insolvency Proceeding”: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event. “Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC. “Interest”: For each Accrual Period, the sum of the amounts determined (with respect to each day during such Accrual Period) in accordance with the following formula: IR x P x 1 D where: D the Interest Rate for such day; = 360 days (or, to the extent the Interest Rate for such day is determined pursuant to the proviso of the definition thereof, 365 or 366 days, as applicable). provided that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason. “Interest Collections”: All payments of interest, late fees, amendment fees, prepayment fees and waiver fees on Loans and Permitted Investments, including any payments of accrued interest received on the sale of Loans or Permitted Investments and all payments of “Interest Collections”: All payments of interest, late fees, amendment fees, prepayment fees and waiver fees on Loans and Permitted Investments, including any payments of accrued interest received on the sale of Loans or Permitted Investments and all payments of principal (including principal prepayments) on Permitted Investments purchased with the proceeds described in this definition, in each case, received in cash by or on behalf of the Loan Parties or Collateral Custodian; provided that, Interest Collections shall not include (x) Sale Proceeds representing accrued interest that are applied toward payment for accrued interest on the purchase of a Loan and (y) interest received in respect of a Loan (including in connection with any sale thereof), which interest was purchased with Principal Collections. “Interest Collection Account”: Collectively, (a) a Securities Account created and maintained on the books and records of the Collateral Custodian entitled “NMFC SLP IV Interest Collection Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties, (b) a Securities Account created and maintained on the books and records of the Collateral Custodian entitled “ NMFC SLP I Interest Collection Account” in the name of the NMFC Senior Loan Program I LLC and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties and (c) a Securities Account created and maintained on the books and records of the Collateral Custodian entitled “NMFC SLP II Interest Collection Account” in the name of the NMFC Senior Loan Program II LLC and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Interest Rate”: With respect to any day, a rate per annum equal to (a) the Benchmark (or following a Benchmark Transition Start Date, the applicable Benchmark Replacement) for such day plus (b) the Applicable Spread for such day; provided that, for any day after the occurrence and during the continuance of a Disruption Event, the “Interest Rate” on that portion of the Advances Outstanding owing to the affected Lender shall mean a rate per annum equal to (x) the Base Rate for such day plus (y) the Applicable Spread for such day. “Intermediary”: A Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity, which in each case is not an Affiliate of the Loan Parties or the Collateral Manager. “Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans. “Investment Property”: The meaning specified in Section 9-102(a)(49) of the UCC. “IRS”: The United States Internal Revenue Service. “ISDA Definitions”: The 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. USActive 56057294.1356057294.15 “Required Minimum Equity Amount”: On any day, the greater of (x) $50,000,000 and (y) the Adjusted Borrowing Values of the Eligible Loans of the five (5) largest Obligors forming part of the Collateral. “Required Reports”: Collectively, the Borrowing Base Certificate, financial statements of Obligors and the Majority Equityholder and the annual statements as to compliance and the annual Independent public accountant’s report. “Responsible Officer”: With respect to any Person, any duly authorized officer, administrative manager or managing member of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer, administrative manager or managing member of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. “Restricted Payment”: (i) Any dividend or other distribution, direct or indirect, on account of any class of membership interests of the Loan Parties now or hereafter outstanding, except a dividend paid solely in interests of that class of membership interests or in any junior class of membership interests of the Loan Parties; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of the Loan Parties now or hereafter outstanding, and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of the Loan Parties now or hereafter outstanding. “Revenue Recognition Implementation”: The implementation by an Obligor of IFRS 15/ASC 606. “Review Criteria”: The meaning specified in Section 7.2(b)(i). “Revolving Period”: The period commencing on the Closing Date and ending on the day preceding the earlier to occur of the Revolving Period End Date or the Termination Date. “Revolving Period End Date”: The earliest to occur of (a) the three- year anniversary of the Third Amendment Closing Date, (b) the termination of the Borrower’s “Investment Period” (as defined in the Borrower’s Loan Party LLC Agreement) and (bc) the date of the declaration of the Revolving Period End Date pursuant to Section 9.2(a). “Revolving Period Termination Date”: The date of the declaration of the Termination Date pursuant to Section 9.2(a). “RIC”: A Person that qualifies as a “regulated investment company” within the meaning of Section 851(a) and Section 851(b) of the Code and that is taxable under Section 852(b) of the Code by reason of having satisfied the conditions contained in Section 852(a) of the Code. “S&P”: Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto. “Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Loan Parties, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale. USActive 56057294.1356057294.15

“Sanction” or “Sanctions”: Individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws , including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future statute or executive order; (b) the United Nations Security Council; (c) the European Union; (d) the United Kingdom; or (e) any other Governmental Authorities with jurisdiction over any Loan Party, the Collateral Manager, any Equityholder or any of their respective Subsidiaries. “Sanctioned Person”: Any Person that is a target of Sanctions, including without limitation, a Person that is: (a) on any list of targets identified or designated pursuant to any Sanctions, including those listed on OFAC’s Specially Designated Nationals (SDN) and Blocked Persons List; (b) listed on and OFAC’s Consolidated Non-SDN List; (cb) a legal entity that is deemed by OFAC to be a Sanctions target based on the direct or indirect ownership or control of such legal entity by Sanctioned Person(s); or (dc) a Person that is a Sanctionsthe target pursuantof or subject to any territorial or country-based Sanctions program. “Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable. “Secured Party”: (i) Each Lender, (ii) the Administrative Agent and (iii) the Collateral Custodian. “Securities Account”: The meaning specified in Section 8-501(a) of the UCC. “Securities Account Control Agreement”: (a) The Account Control Agreement, dated as of the date hereof, among the Borrower, as the pledgor, the Administrative Agent and Wells Fargo, as the Collateral Custodian and as the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time, (b) the Account Control Agreement, dated as of the date hereof, among NMFC Senior Loan Program I, LLC, as the pledgor, the Administrative Agent and Wells Fargo, as the Collateral Custodian and as the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time and (c) the Account Control Agreement, dated as of the date hereof, among the NMFC Senior Loan Program II LLC, as the pledgor, the Administrative Agent and Wells Fargo, as the Collateral Custodian and as the Securities Intermediary, as the same may be amended, modified, waived, supplemented or restated from time to time “Securities Act”: The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Securities Intermediary”: A Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. “Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC. USActive 56057294.1356057294.15 “Structuring Fee”: The meaning specified in Section 2.11(b). “Subordinated Collateral Management Fee”: With respect to any Payment Date, an amount equal to (i) the product of (a) the sum of (x) the Outstanding Balances of all Eligible Loans as of the immediately preceding Determination Date and (y) the Outstanding Balances of all Eligible Loans as of the Determination Date immediately preceding the prior Payment Date (or in the case of the initial Payment Date, the Outstanding Balances of all Eligible Loans as of Determination Date immediately preceding such Payment Date) and (b) 0.50 multiplied by (ii) a per annum rate equal to 0.25%. “Subsidiary”: As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. “Taxes”: Any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Termination Date”: The earliest of (a) the date of the termination in whole of the Facility Amount pursuant to Section 2.3(a), (b) the Facility Maturity Date and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a). “Third Amendment Closing Date”: March 27, 2024. “Transaction”: The meaning specified in Section 3.2. “Transaction Documents”: This Agreement, each Securities Account Control Agreement , any Joinder Supplement, the Fee Letter and the Collateral Custodian Fee Letter. “UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions. “Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uncertificated Security”: The meaning specified in Section 8-102(a)(l8) of the UCC. “Underlying Assets”: With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including, without limitation, to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets. “Underlying Instruments”: The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investment or of which the holders of such Loan or Permitted Investment are the beneficiaries. USActive 56057294.1356057294.15 for U.S. federal tax purposes, as applicable, or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Accounts absent the Collateral Custodian having first received (x) instructions with respect to the investment of such funds, and (y) the forms and other documentation required by this paragraph. Section 2.10. Payments, Computations, Etc. (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Loan Parties or the Collateral Manager hereunder shall be paid or deposited in accordance with the terms hereof no later than 3:00 p.m. on the day when due in lawful money of the United States in immediately available funds and any amount not received before such time shall be deemed received on the next Business Day. The Loan Parties or the Collateral Manager, as applicable, shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts (other than the Advances) not paid or deposited when due hereunder at 5.25% per annum above the Prime Rate, payable on demand; provided that, such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to the Base Rate and the Non-Usage Fee, which shall each be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days elapsed. (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. For avoidance of doubt, to the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs pursuant to Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest as provided in Section 2.10(a) until repaid in full. (c) If any Advance requested by the Borrower is not effectuated as a result of the Borrower’s actions or failure to fulfill any condition under Section 3.2, as the case may be, on the date specified therefor, the Borrower shall indemnify the applicable Lender against any reasonable loss, cost or expense incurred by the applicable Lender, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Advance, but excluding the Applicable Spread. Section 2.11. Fees. (a) The Collateral Manager on behalf of the Loan Parties shall pay or cause to be paid in accordance with Sections 2.7 and 2.8, quarterly in arrears, the applicable Non-Usage Fee. (b) The Loan Parties shall pay or cause to be paid to the Administrative Agent a structuring fee (the “Initial Structuring Fee”) on the Closing Date, a fee in an amount equal to the product of (x) $370,000,000 and (y) 0.75%;. (c) The Loan Parties shall pay or cause to be paid to the Administrative Agent a structuring fee (together with the Initial Structuring Fee, the “Structuring Fee”) on the date on which the Facility Amount is increased to $400,000,000 in accordance with the definition of USActive 56057294.1356057294.15 “Facility Amount”, a fee in an amount equal to the product of (x) $30,000,000 and (y) 0.75%, pro-rated for the remaining portion of the Revolving Period as of such date;. (d) The Collateral Custodian shall be entitled to receive the Collateral Custodian Fee in accordance with Sections 2.7 and 2.8. (e) The Loan Parties shall pay to Cadwalader, Wickersham & Taft LLP as counsel to the Administrative Agent on the Closing Date, its reasonable estimated fees and out-of-pocket expenses through the Closing Date, and shall pay all additional reasonable fees and out-of-pocket expenses of Cadwalader, Wickersham & Taft LLP required to be paid by the Loan Parties hereunder and on the immediately following Payment Date after its receipt of an invoice therefor in accordance with the terms of Section 2.7 or 2.8, as applicable. (f) The Loan Parties shall pay or cause to be paid all fees due under the Fee Letter. Section 2.12. Increased Costs; Capital Adequacy; Illegality. (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by an Affected Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), shall (a) subject any Affected Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (c) impose any other condition (other than Taxes) affecting the ownership interest in the Collateral conveyed to the Lenders hereunder or any Affected Party’s rights hereunder or under any other Transaction Document, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or under any other Transaction Document, then on the Payment Date following demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Loan Parties shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered. (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect USActive 56057294.1356057294.15 held in trust for the benefit of the Secured Parties until deposited into the Collection Account within two Business Days after receipt as required herein. (z) Amendments. No Loan has been amended, modified or waived, except for amendments, modifications or waivers, if any, to such Collateral otherwise permitted under Section 6.4(a) and in accordance with the Credit and Collection Policy. (aa) Full Payment. As of the Funding Date thereof, such Loan Party has no knowledge of any fact which should lead it to expect that any Loan will not be repaid by such Loan Party in full. (bb) Accuracy of Representations and Warranties. Each representation or warranty by such Loan Party contained herein or in any report, financial statement, exhibit, schedule, certificate or other document furnished by such Loan Party pursuant hereto, in connection herewith or in connection with the negotiation hereof is true and correct in all material respects. (cc) Sanctions. None of such Loan Party, any Person directly or indirectly Controlling such Loan Party nor any Person directly or indirectly ControllingControlled by such Loan Party and, to such Loan Party’s actual knowledge, no Related Party of the foregoing (i) is a Sanctioned Person; (ii) is owned or controlled by, or is or has been acting or purporting to act for or on behalf of, directly or indirectly, a Sanctioned Person; or (iii) is, to such Loan Party’s actual knowledge, under investigation for an alleged breach of Sanction(s) by a Governmental Authority that enforces Sanctions; or (iv) will fund any repayment of the Obligations with proceeds derived from any transaction that would be prohibited by Sanctions or would, to such Loan Party’s knowledge, otherwise cause any Lender or any other party to this Agreement to be in breach of any Sanctions. To each such Person’s. To such Loan Party’s actual knowledge, no investor in such Person is a Sanctioned Person. Such Loan Party will notify each Lender and the Administrative Agent in writing promptlynot more than three (3) Business Days after becoming aware of any breach of this section. (dd) Anti-Money Laundering Laws and Anti-Corruption Laws. None of such Loan Party, any Person directly or indirectly Controlling such Loan Party nor any Person directly or indirectly Controlled by such Loan Party and, to such Loan Party’s actual knowledge, no Related Party of the foregoing is, to such Loan Party’s actual knowledge, under investigation for an alleged violation of Anti-Money Laundering Laws or Anti-Corruption Laws by a Governmental Authority that enforces such laws. (ee) (dd) Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification is true and correct in all respects as of the Closing Date. Such Loan Party will notify each Lender and Administrative Agent in writing promptly after becoming aware of any change in such information. The representations and warranties in Section 4.1(m) shall survive the termination of this Agreement and such representations and warranties may not be waived by any party hereto without the consent of the Administrative Agent. USActive 56057294.1356057294.15 Taxes (other than any amount of any Taxes the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Collateral Manager). (iii) No Liens for Taxes (other than Permitted Liens) have been filed with respect to any assets of the Collateral Manager and, to the knowledge of the Collateral Manager, no claim has been asserted by any Governmental Authority that, if accurate, could give rise to a Lien for Taxes with respect to any assets of the Collateral Manager. (q) Sanctions. None of the Collateral Manager, any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlling the Collateral ManagerControlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, no Related Party of the foregoing (i) is a Sanctioned Person; (ii) is owned or controlled by, or is or has been acting or purporting to act for or on behalf of, directly or indirectly, a Sanctioned Person; or (iii) is, to the Collateral Manager’s actual knowledge, under investigation for an alleged breach of Sanction(s) by a Governmental Authority that enforces Sanctions; or (iv) will cause the Obligations to be repaid with proceeds derived from any transaction that would be prohibited by Sanctions or would, to. To the Collateral Manager’s actual knowledge, otherwise cause any Lender or any other party to this Agreement to be in breach of any Sanctionsno investor in such Person is a Sanctioned Person. The Collateral Manager will notify each Lender and Administrative Agent in writing promptlynot more than three (3) Business Days after becoming aware of any breach of this section. (r) Anti-Money Laundering Laws and Anti-Corruption Laws. None of the Collateral Manager, any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, no Related Party of the foregoing is under investigation for an alleged violation of Anti-Money Laundering Laws or Anti-Corruption Laws by a Governmental Authority that enforces such laws. Section 4.4. Representations and Warranties of the Collateral Custodian. The Collateral Custodian in its individual capacity and as Collateral Custodian represents and warrants as follows: (a) Organization; Power and Authority. It is a duly organized and validly existing national banking association in good standing under the laws of the United States. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement. (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all necessary association action on its part, either in its individual capacity or as Collateral Custodian, as the case may be. (c) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of its articles of incorporation or bylaws or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a USActive 56057294.1356057294.15 (t) Other. Such Loan Party will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager or such Loan Party as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or the other Secured Parties under or as contemplated by this Agreement. (u) Taxes. (i) Each Equityholder will remain a U.S. Person. (ii) Such Loan Party will continue to be treated as a domestic partnership or as an entity disregarded as separate from its sole owner for U.S. federal income tax purposes. (iii) Such Loan Party will timely file or cause to be timely filed all U.S. federal and other material Tax and information returns that are required to be filed by or on behalf of it and will timely pay or cause to be paid all U.S. federal and other material Taxes (other than any amount of any Taxes the validity of which is being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP are provided on the books of such Loan Party). (v) Beneficial Ownership Regulation. Promptly following any request therefor, such Loan Party shall deliver to the Administrative Agent information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with the Beneficial Ownership Regulation. (w) Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. Such Loan Party shall, and such Loan Party shall ensure that and each Person directly or indirectly Controlling such Loan Party shalland each Person directly or indirectly Controlled by such Loan Party and, to such Loan Party’s actual knowledge, any Related Party of the foregoing will: (i) comply with all applicable Anti–-Money Laundering Laws and Anti-Corruption Laws in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti-Corruption Laws; (ii) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money Laundering Laws, including with respect to the legitimacy of any applicable investor and the origin of the assets used by such investor to purchase the property in question, and will maintain sufficient information to identify any applicable investor for purposes of the Anti-Money Laundering Laws; (iii) ensure it does not, directly or indirectly, use any of the creditproceeds of any Advance hereunder to fund, finance or facilitate any activities, business or transactions that are in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws; and (iv) ensure it does not fund any repayment of the Obligations with proceeds that are directly or, to its actual knowledge, indirectly derived from any transaction or activity that is prohibited by any Anti-Corruption Laws or Anti-Money Laundering Laws, or that could otherwise cause any Lender or any other party to this Agreement to be in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. (x) Compliance with Sanctions. Such Loan Party shall, and shall ensure that any Person directly or indirectly Controlling such Loan Party nor any Person directly or indirectly Controlled by such Loan Party and, to such Loan Party’s actual knowledge, any USActive 56057294.1356057294.15 Related Party of the foregoing will, comply with all applicable Sanctions, and maintain policies and procedures reasonably designed to ensure compliance with Sanctions. Such Loan Party will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this section. Section 5.2. Negative Covenants of the Loan Parties. During the Covenant Compliance Period: (a) Other Business. Such Loan Party will not (i) engage in any business other than (A) entering into and performing its obligations under the Transaction Documents and other activities contemplated by the Transaction Documents, (B) the acquisition, ownership and management of the Collateral, (C) the sale of Loans as permitted hereunder and (D) the Closing Date Transfers, the Closing Date Capital Contributions and Permitted Capital Contributions, (ii) incur any Indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to the Transaction Documents or (iii) form any Subsidiary or make any Investment in any other Person (other than Permitted Investments, the Closing Date Transfers, the Closing Date Capital Contributions and Permitted Capital Contributions). (b) Collateral Not to be Evidenced by Instruments. Such Loan Party will take no action to cause any Loan that is not, as of the Closing Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is promptly delivered to the Administrative Agent, together with an Indorsement in blank, as collateral security for such Loan. (c) Security Interests. Except as otherwise permitted herein or in respect of any Discretionary Sale, such Loan Party will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any Collateral, whether now existing or hereafter transferred hereunder, or any interest therein. Such Loan Party will promptly notify the Administrative Agent of the existence of any Lien (other than Permitted Liens) on any Collateral and such Loan Party shall defend the right, title and interest of the Administrative Agent, as agent for the Secured Parties in, to and under the Collateral against all claims of third parties; provided that, nothing in this Section 5.2(c) shall prevent or be deemed to prohibit such Loan Party from suffering to exist Permitted Liens upon any of the Collateral. (d) Mergers, Acquisitions, Sales, etc. Such Loan Party will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or all or substantially all of the equity interests of any other Person, or sell, transfer, convey or lease all or substantially all of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as otherwise permitted pursuant to this Agreement). (e) Change of Location of Underlying Instruments. Such Loan Party shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Collateral Custodian’s office set forth in Section 5.5(c) on the Closing Date, unless such Loan Party has given at least thirty (30) days’ written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to ensure that the Secured Parties’ first priority perfected security interest (subject to Permitted Liens) continues in effect. USActive 56057294.1356057294.15

(f) ERISA Matters. Except as would not reasonably be expected to constitute a Material Adverse Effect, such Loan Party will not (a) engage or knowingly permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (b) permit to exist any failure to satisfy minimum funding standards, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Pension Plan other than a Multiemployer Plan, (c) fail to make or knowingly permit any ERISA Affiliate to fail to make, any payments to a Multiemployer Plan that such Loan Party or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (d) terminate any Pension Plan so as to result in any liability, or (e) permit to exist any occurrence of any Reportable Event with respect to a Pension Plan. (g) Loan Party LLC Agreement. No Loan Party will amend, modify, waive or terminate (i) any provision of its Loan Party LLC Agreement if such amendment, modification, waiver or termination would result in a Default, Event of Default or Material Adverse Effect or (ii) any Special Purpose Provision, in each case without the prior written consent of the Administrative Agent. (h) Changes in Payment Instructions to Obligors. Such Loan Party will not make any change, or permit the Collateral Manager to make any change, in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (i) Extension or Amendment of Collateral. Such Loan Party will not, except as otherwise permitted in Section 6.4(a), consent to the extension, amendment or other modification of the terms of any Loan without the prior written consent of the Administrative Agent. (j) Fiscal Year. Such Loan Party shall not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including a pro forma financial statements demonstrating the impact of such change. (k) Change of Control. Such Loan Party shall not enter into any transaction or agreement which results in a Change of Control. (l) Restricted Payments. Such Loan Party shall not make any Restricted Payments other than (i) so long as no Event of Default has occurred or Default is continuing or would result therefrom, (x) amounts on deposit in the Interest Collection Account that would have been distributed pursuant to Section 2.7(a)(10) on the immediately preceding Payment Date but for the existence of a Default and (y) amounts on deposit in the Principal Collection Account that would have been distributed pursuant to Section 2.7(b)(12) on the immediately preceding Payment Date but for the existence of a Default and (ii) amounts such Loan Party receives in accordance with Section 2.7, Section 2.8 or any other provision of any Transaction Document which expressly requires or permits payments to be made to or amounts to be reimbursed to such Loan Party. (m) Compliance with Sanctions. None of t suchSuch Loan Party norshall not, and shall ensure that any Person directly or indirectly Controlling such Loan Party will, any USActive 56057294.1356057294.15 Person directly or indirectly Controlled by such Loan Party and, to the knowledge of such Loan Party’s actual knowledge, any Related Party, of the foregoing will not, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund, finance, or facilitate any activities or, business or transactions of or with a Sanctioned Person, or (ii) in any other manner that would beis prohibited by Sanctions or would, to the knowledge of such Loan Party,that could otherwise cause any Lender to be in breach of any Sanctions. Such Loan Party shall comply with all applicable Sanctions in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance withwill not fund any repayment of the Obligations with proceeds derived, directly or, to its actual knowledge, indirectly, from any transaction that is prohibited by Sanctions or that could otherwise cause any Lender or any other party to this Agreement, or, to its actual knowledge, any Related Party, to be in breach of any Sanctions. Such Loan Party will notify each Lender and the Administrative Agent in writing promptlynot more than three (3) Business Days after becoming aware of any breach of this section. Section 5.3. Affirmative Covenants of the Collateral Manager. The Collateral Manager covenants and agrees with the Lenders that during the Covenant Compliance Period: (a) Compliance with Law. The Collateral Manager will comply in all material respects with all Applicable Law, including those with respect to the Collateral or any part thereof. (b) Preservation of Company Existence. The Collateral Manager will (i) preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Performance and Compliance with Collateral. The Collateral Manager will duly fulfill and comply with all obligations on the part of the Loan Parties to be fulfilled or complied with under or in connection with each item of Collateral and will do nothing to impair the rights of the Administrative Agent, as agent for the Secured Parties, or of the Secured Parties in, to and under the Collateral. (d) Keeping of Records and Books of Account. (i) The Collateral Manager will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Collateral and the identification of the Collateral. (ii) The Collateral Manager shall permit the Administrative Agent or its designated representatives to visit the offices of the Collateral Manager during normal office hours and upon reasonable notice and examine and make copies of all documents, books, records and other information concerning the Collateral and discuss matters related thereto with any of the officers or employees of the Collateral Manager having knowledge of such matters; provided USActive 56057294.1356057294.15 in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Loan Parties, the Collateral Manager, the Majority Equityholder or any of their Affiliates; provided that, notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Loan Parties, the Collateral Manager, the Majority Equityholder or any of their Affiliates in excess of $1,000,000 or more shall be deemed to be material for purposes of this Section 5.3(i). (j) Deposit of Collections. The Collateral Manager shall promptly (but in no event later than two (2) Business Days after receipt) deposit into the Collection Account any and all Collections received by the Loan Parties or the Collateral Manager. (k) Required Notices. The Collateral Manager will furnish to the Administrative Agent, promptly upon becoming aware thereof, notice of (1) any Collateral Manager Default, (2) any Value Adjustment Event, (3) any Change of Control, (4) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Funding Date in respect of such Loan) listed in the definition of “Eligible Loan” or (6) the occurrence of any default by an Obligor on any Loan. (l) Accounting Changes. As soon as possible and in any event within three (3) Business Days after the effective date thereof, the Collateral Manager will provide to the Administrative Agent notice of any change in the accounting policies of the Collateral Manager. (m) Collateral Manager Financial Statements. The Collateral Manager will submit to the Administrative Agent and each Lender, within ninety (90) days after the fiscal year ended December 31, 2021, consolidated audited financial statements of the Collateral Manager, audited by a firm of nationally recognized Independent public accountants. (n) Taxes. (i) The Collateral Manager will use its reasonable best efforts to maintain its status as a RIC for U.S. federal income tax purposes. (ii) The Collateral Manager will timely file or cause to be timely filed all U.S. federal and other material Tax and information returns that are required to be filed by or on behalf of it and will timely pay or caused to be paid all U.S. federal and other material Taxes (other than any amount of any Taxes the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Collateral Manager). (o) Compliance with Sanctions. The Collateral Manager shall, and shall ensure that any Person directly or indirectly Controlling the Collateral Manager, any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, any Related Party of the foregoing will, comply with all applicable Sanctions, USActive 56057294.1356057294.15 and maintain policies and procedures reasonably designed to ensure compliance with Sanctions. The Collateral Manager will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this section. (p) (o) Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. The Collateral Manager, shall, and shall ensure that each Person directly or indirectly Controlling the Collateral Manager and each Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s actual knowledge, any Related Party of the foregoing shallwill: (i) comply with all applicable Anti-Money- Laundering Laws and Anti-Corruption Laws in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti-Corruption Laws; (ii) conduct the requisite due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Money Laundering Laws, including with respect to the legitimacy of any applicable investor and the origin of the assets used by such investor to purchase the property in question, and will maintain sufficient information to identify any applicable investor for purposes of the Anti-Money Laundering Laws; (iii) ensure itthat the Borrower does not cause such Loan Party to, directly or, to its actual knowledge, indirectly, use any of the creditproceeds of any Advance hereunder to fund, finance, or facilitate any activities, business or transactions that are in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws; and (iv) ensure itthat the Borrower does not cause such Loan Party to fund any repayment of the Obligations with proceeds that are directly or, to its actual knowledge, indirectly derived from any transaction or activity that is prohibited by any Anti-Corruption Laws or Anti-Money Laundering Laws, or that could otherwise cause any Lender or any other party to this Agreement to be in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. (p) Sanctions. The Collateral Manager shall promptly notify the Administrative Agent and the Lenders in writing after becoming aware of any breach of any representation, warranty or covenant relating to Sanctions or Sanctioned Persons by itself or by such Loan Party. Section 5.4. Negative Covenants of the Collateral Manager. During the Covenant Compliance Period: (a) Mergers, Acquisition, Sales, etc. The Collateral Manager will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or all or substantially all of the equity interests any other Person, or sell, transfer, convey or lease all or substantially all of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as otherwise permitted pursuant to this Agreement). (b) Change of Location of Underlying Instruments. The Collateral Manager shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Collateral Custodian’s office set forth in Section 5.5(c) on the Closing Date, unless the Collateral Manager has given at least thirty (30) days’ written notice to the Administrative Agent and has authorized the Administrative Agent to take all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent as agent for the Secured Parties in the Collateral. USActive 56057294.1356057294.15

(c) Change in Payment Instructions to Obligors. The Collateral Manager will not make any change in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (d) Extension or Amendment of Collateral. The Collateral Manager will not, except as otherwise permitted in Section 6.4(a), consent on behalf of the applicable Loan Party to the extension, amendment or modification to the terms of any Loan without the prior written consent of the Administrative Agent. (e) Compliance with Sanctions. None ofThe Collateral Manager shall not, and shall ensure that any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly ControllingControlled by the Collateral Manager will, directly orand, to the knowledge of the Collateral Manager,’s actual knowledge, any Related Party of the foregoing will not, directly or indirectly, cause the Loan Parties to use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund, finance or facilitate any activities or , business or transactions of or with a Sanctioned Person, or (ii) in any manner that would beis prohibited by Sanctions or would, to the knowledge of the Collateral Manager,that could otherwise cause any Lender to be in breach of any Sanctions. The Collateral Manager shall comply with all applicable Sanctions in all material respects, and shall maintain policies and procedures reasonably designed to ensure compliance withwill not cause the funding of any repayment of the Obligations with proceeds derived, directly or, to its actual knowledge, indirectly, from any transaction that is prohibited by Sanctions or that could otherwise cause any Lender or any other party to this Agreement, or, to its actual knowledge, any Related Party, to be in breach of any Sanctions. The Collateral Manager will notify each Lender and the Administrative Agent in writing promptlynot more than three (3) Business Days after becoming aware of any breach of this section. Section 5.5. Affirmative Covenants of the Collateral Custodian. During the Covenant Compliance Period: (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Law. (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Location of Underlying Instruments. Subject to Section 7.8, the Underlying Instruments shall remain at all times in the possession of the Collateral Custodian at its offices at 425 Hennepin Ave., Minneapolis, MN, 55414, unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Underlying Instruments to be released to the Collateral Manager on a temporary basis in accordance with the terms hereof, except as such Underlying Instruments may be released pursuant to this Agreement. USActive 56057294.1356057294.15